                          REGISTRATION RIGHTS AGREEMENT

         This Registration Rights Agreement (the "Agreement") is made and entered into as of March 23, 2004, by and between Quanta Capital Holdings Ltd., a Bermuda exempted company (the "Company"), and The Nigel W. Morris Revocable
Trust (the "Investor") and its direct and indirect transferees.

         This Agreement is made pursuant to the Stock Purchase Agreement (the
"Stock Purchase Agreement"), dated as of December 18, 2003, by and between the
Company and the Investor in connection with the purchase and sale of 291,262
Common Shares (the "Investor Shares"). In order to induce the Investor to enter into the Stock Purchase Agreement, the Company has agreed to provide the registration rights provided for in this Agreement to the Investor and its direct and indirect transferees.

         The parties hereby agree as follows:

1.       DEFINITIONS

         As used in this Agreement, the following terms shall have the following meanings:

                  Affiliate: As to any specified Person, (i) any Person directly or indirectly owning, controlling or holding, with power to vote, ten percent or more of the outstanding voting securities of such other
         Person, (ii) any Person ten percent or more of whose outstanding voting securities are directly or indirectly owned, controlled or held, with power to vote, by such other Person, (iii) any Person directly or indirectly controlling, controlled by or under common control with such other Person, (iv) any executive officer, director, trustee, manager or general partner of such Person and (v) any legal entity for which such
         Person acts as an executive officer, director, trustee, manager or general partner. An indirect relationship shall include circumstances in which a Person's spouse, children, parents, siblings or mother-, father-, sister- or brother-in-law is or has been associated with a
         Person.

                  Business Day: With respect to any act to be performed
         hereunder, each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in New York, New York or other applicable place where such act is to occur are authorized or obligated by applicable law, regulation or order to close.

                  Closing Date:  December 22, 2003.

                  Commission:  The Securities and Exchange Commission.

                  Common Shares: The Company's ordinary shares, par value $0.01 per share.

                  Company:  As defined in the preamble.

                  Controlling Person:  As defined in Section 6(a) hereof.

                  End of Suspension Notice:  As defined in Section 5(b) hereof.

                  Exchange Act: The Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the Commission pursuant thereto.

                  FBR: Friedman, Billings, Ramsey & Co., Inc., a Delaware
         corporation.

                  Holder: The Investor and its direct and indirect transferees, as long as such Person is a record owner of any Registrable Shares.

                  Indemnified Party:  As defined in Section 6(c) hereof.

                  Indemnifying Party:  As defined in Section 6(c) hereof.

                  Initial Purchaser Agreement: Registration Rights Agreement
         made and entered into as of September 3, 2003, by and among the
         Company, FBR, for the benefit of FBR and the purchasers of the
         Company's Common Shares, as participants in the private placement by the Company of Common Shares and their respective direct and indirect transferees, and MTR Capital Holdings, LLC, BEM Specialty Investments,
         LLC, Russ Family, LLC, CPD & Associates, LLC and BEM Investments, LLC
         and their respective direct and indirect transferees.

                  Investor:  As defined in the preamble.

                  Investor Shares:  As defined in the preamble.

                  IPO Registration Statement: A registration statement filed under the Securities Act for the initial public offering of Common
         Shares by the Company.

                  Liabilities:  As defined in Section 6(a) hereof.

                  NASD:  The National Association of Securities Dealers, Inc.

                  Person: An individual, partnership, limited liability company, corporation, trust, unincorporated organization, government or agency or political subdivision thereof, or any other legal entity.

                  Proceeding: An action, claim, suit or proceeding (including without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or, to the knowledge of the Person subject thereto, threatened.

                  Prospectus: The prospectus included in any Registration
         Statement, including any preliminary prospectus, and all other amendments and supplements to any such prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference, if any, in such prospectus.

                  Purchaser Indemnitee:  As defined in Section 6(a) hereof.

                  Registrable Shares: The Investor Shares, upon original
         issuance thereof and at all times subsequent thereto, including upon the transfer thereof by the original holder or any subsequent holder and any shares or other securities issued in respect of such shares by reason of or in connection with any exchange for or replacement of such shares or any stock dividend, stock distribution, stock split, purchase in any rights offering or in connection with any combination of shares, recapitalization, merger or consolidation, or any other equity securities issued pursuant to any other pro rata distribution with respect to the Common Shares, until, with respect to any such share, the earliest to occur of (i) the date on which it has been registered effectively pursuant to the Securities Act and disposed of in accordance with the Registration Statement relating to it, (ii) the date on which either it is distributed to the public pursuant to Rule
         144 (or any similar provision then in effect) or is saleable pursuant to Rule 144(k) promulgated by the Commission pursuant to the Securities
         Act or (iii) the date on which it is sold to the Company.

                  Registration Expenses: Any and all expenses incident to the performance of or compliance with this Agreement, including, without limitation, (i) all Commission, securities exchange, NASD registration, listing and filing fees, (ii) all fees and expenses incurred in connection with compliance with international, federal or state securities or blue sky laws (including, without limitation, any registration, listing and filing fees and reasonable fees and disbursements of counsel in connection with blue sky qualification of any of the Registrable Shares and the preparation of a blue sky memorandum and compliance with the rules of the NASD), (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, duplicating, printing, delivering and distributing any
         Registration Statement, any Prospectus, any amendments or supplements thereto, any underwriting agreements, securities sales agreements, certificates and any other documents relating to the performance under and compliance with this Agreement, (iv) all fees and expenses incurred in connection with the listing or inclusion of any of the Registrable
         Shares on any securities exchange or The Nasdaq National Market pursuant to Section 4(n) of this Agreement, (v) the fees and disbursements of counsel for the Company and of the independent public accountants (including, without limitation, the expenses of any special audit and "cold comfort" letters required by or incident to such performance) of the Company, (vi) reasonable fees and disbursements of
         Selling Holders' Counsel, notice of which is provided to the Company, to review a Registration Statement and (vii) any fees and disbursements customarily paid in issues and sales of securities (including the fees and expenses of any experts retained by the Company in connection with any Registration Statement), but excluding brokers' or underwriters'
         discounts and commissions and transfer taxes, if any, relating to the sale or disposition of Registrable Shares by a Holder and, except as provided in clause (vi) above, fees and expenses of Selling Holders'
         Counsel.

                  Registration Statement: Any registration statement of the
         Company that covers the resale of Registrable Shares pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto and all material incorporated by reference or deemed to be incorporated by reference, if any, in such registration statement.

                  Rule 144: Rule 144 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission as a replacement thereto having substantially the same effect as such rule.

                  Rule 144A: Rule 144A promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission as a replacement thereto having substantially the same effect as such rule.

                  Rule 158: Rule 158 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission as a replacement thereto having substantially the same effect as such rule.

                  Rule 415: Rule 415 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission as a replacement thereto having substantially the same effect as such rule.

                  Rule 424: Rule 424 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission as a replacement thereto having substantially the same effect as such rule.

                  Rule 429: Rule 429 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission as a replacement thereto having substantially the same effect as such rule.

                  Securities Act: The Securities Act of 1933, as amended, and the rules and regulations promulgated by the Commission thereunder.

                  Selling Holders:  As defined in Section 4(a) hereof.

                  Selling Holders' Counsel: One counsel, reasonably acceptable to the Company, for the Selling Holders selected by Selling Holders holding a majority of the Registrable Shares, of which the Company has received written notice from such Selling Holders.

                  Shelf Registration Statement: A shelf Registration Statement on the appropriate form under the Securities Act then available to the
         Company providing for the resale pursuant to Rule 415 from time to time by the Holders of any and all Registrable Shares.

                  Stock Purchase Agreement:  As defined in the preamble.

                  Suspension Event:  As defined in Section 5(b) hereof.

                  Suspension Notice:  As defined in Section 5(b) hereof.

                  Underwritten Offering: A sale of securities of the Company to an underwriter or underwriters for reoffering to the public.

2.       REGISTRATION RIGHTS

         (a) Demand Registration. At any time following the expiration of the
60th day after the date upon which any registration statement (i) filed pursuant to the Initial Purchaser Agreement or (ii) covering Common Shares that are
"Registrable Shares" (as such term is defined in the Initial Purchaser
Agreement) under the Initial Purchaser Agreement, is declared effective by the
Commission, the Holders shall have the right to require the Company to file a
Registration Statement under the Securities Act covering the Registrable Shares, by delivering a written request therefore from the Holders of at least a majority of the Registrable Shares then outstanding to the Company specifying the number of Registrable Shares to be included in such registration and the intended method of distribution thereof. The Company shall, within ten (10)
business days of the receipt of such written request, give written notice (a
"Request Notice") of such request to all Holders not initiating such request, which Holders shall give written notice (a "Request Notice Response") to the
Company, within thirty (30) days of receipt of a Request Notice, of all
Registrable Shares such Holders desire to include in such Registration
Statement. The Company shall effect, in accordance with the terms of this
Agreement, the registration under the Securities Act and applicable state securities laws for disposition in accordance with the intended method or methods of disposition all Registrable Shares that Holders request to be registered and included in such registration, on such form as may then be available to the Company for sale in an underwritten offering or non-underwritten offering (including an offering to be made on a delayed or continuous basis pursuant to Rule 415), as elected by the Holders initiating the request for registration pursuant to this Section 2(a), subject only to the limitations as set forth herein.

         (b) Maximum Number of Demand Registrations. The Company is obligated to effect only one (1) registration in accordance with Section 2(a). An exercise of a demand registration pursuant to Section 2(a) right will not count as the use of such right unless (i) the registration statement to which it relates is declared effective under the Securities Act, (ii) if the sale Registrable Shares is pursuant to an underwritten offering, the conditions to the obligations of the underwriters to consummate the transactions contemplated by (and as specified in) the purchase agreement or underwriting agreement entered into in connection with a registration pursuant to Section 2(a) are satisfied and (iii)
every Holder that desires to include Registrable Securities in such registration is permitted to so include all such Registrable Securities. In addition, an exercise of a demand registration right pursuant to Section 2(a)
shall not count as the use of such right even though the registration statement to which it relates is declared effective if such effective registration statement is interfered with for a period of time of more than thirty (30) days in the aggregate by any stop order, injunction or other order or requirement of the Commission or of another governmental agency or court.

         (c) Deferral. Notwithstanding the foregoing, if the Company shall furnish to the Holders a certificate signed by the President or Chief Executive
Officer of the Company stating that in the reasonable good faith judgment of the
Board of Directors of the Company, it would be materially detrimental to the
Company and its shareholders for a Registration Statement to be filed and it is therefore essential to defer the filing of such Registration Statement, then the
Company shall have the right to defer such filing for a period of not more than sixty (60) days after receipt of a request for registration pursuant to the first sentence of Section 2(a); provided, however, that the Company may not utilize this right more than once in any twelve (12) month period; provided, further, that upon such deferral, the requested registration will not count as the exercise of a demand registration pursuant to Section 2(a).

         (d) Registration Statement. The Company shall use its commercially reasonable best efforts to cause any Registration Statement to be declared effective by the Commission as soon as practicable. Any Registration Statement shall provide for the resale from time to time, and pursuant to any method or combination of methods typically included in a shelf registration statement of this type (including, without limitation, an Underwritten Offering, a direct sale to purchasers, a sale through brokers or agents, or a sale over the internet) by the Holders of any and all Registrable Shares.

         (e) Expenses. As between the Company and the Holder or Holders, the
Company shall pay all Registration Expenses in connection with the registration of the Registrable Shares pursuant to this Agreement. Each Holder participating in a registration pursuant to this Section 2 shall bear such Holder's transfer taxes, if any, relating to the sale or disposition of such Holder's Registrable
Shares and such Holder's proportionate share (based on the number of Registrable
Shares of such Holder sold pursuant to such Registration Statement and the total number of Registrable Shares sold pursuant to such registration) of all discounts or commissions payable to underwriters or brokers in connection with a registration of Registrable Shares pursuant to this Agreement.

3.       RULES 144 AND 144A REPORTING

         With a view to making available the benefits of certain rules and regulations of the Commission that may at any time permit the sale of the
Registrable Shares to the public without registration, the Company agrees to:

         (a) make and keep current public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public so long as the Company is subject to the reporting requirements of the Exchange
Act;

         (b) use its commercially reasonable best efforts to file with the
Commission in a timely manner all reports and other documents required to be filed by the Company under the Securities Act and the Exchange Act (at all times it is subject to such reporting requirements);

         (c) so long as a Holder owns any Registrable Shares, if the Company is not required to file reports and other documents under the Securities Act and the Exchange Act, it will make available other information as required by, and so long as necessary to permit sales of Registrable Shares pursuant to, Rule 144 or Rule 144A; and

         (d) so long as a Holder owns any Registrable Shares, to furnish to such
Holder promptly upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time after ninety
(90) days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public) and of the
Securities Act and the Exchange Act (at all times it is subject to the reporting requirements of the Exchange Act), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company, and take such further actions as are customary, as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such Registrable Shares without registration (at all times it is subject to the reporting requirements of the Exchange Act).

4.       REGISTRATION PROCEDURES

         In connection with the obligations of the Company with respect to any registration pursuant to this Agreement, the Company shall:

         (a) provide a copy of the Registration Statement to each Holder of
Registrable Securities covered by the Registration Statement and its counsel, for review and comment at least five (5) days prior to filing and prepare and file with the Commission, as promptly as practicable but in any event within thirty (30) days of receipt of a Request Notice Response (or if a Holder or
Holders of all outstanding Registrable Shares initiate a request for registration pursuant to Section 2(a), within thirty (30) days of the Company's receipt of such request) and as specified in this Agreement, a Registration
Statement, which Registration Statement shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the Commission to be filed therewith and shall be reasonably acceptable to a majority of the Holders of Registrable Securities covered by the Registration Statement and their counsel (and with respect to the
"plan of distribution" section of the Registration Statement, reasonably acceptable to each Holder of Registrable Shares covered by the Registration
Statement and its counsel), and use its commercially reasonable best efforts to cause such Registration Statement to become effective as soon as reasonably practicable after filing and to remain effective to permit the sale of such
Registrable Shares by the Holder or Holders in accordance with the Holder's or
Holders' intended method or methods of distribution, subject to Section 5 hereof, until the earlier of (i) the date on which all such Registrable Shares are sold in accordance with the intended distribution of such Registrable
Shares, or (ii) none of the securities covered by such Registration Statement are Registrable Shares; provided, however, that if the Company has an effective
Shelf Registration Statement on Form S-1 under the Securities Act and becomes eligible to use Form S-3 or such other short-form registration statement form under the Securities Act, the Company may, upon twenty (20) Business Days prior notice to all Holders of Registrable Shares included in the "Selling
Shareholders" section of such Registration Statement (the "Selling Holders"), register any Registrable Shares registered but not yet distributed under the effective Shelf Registration Statement on such a short-form Shelf Registration
Statement and, once the short-form Shelf Registration Statement is declared effective, de-register such shares under the previous Registration Statement, transfer the filing fees from the previous Registration Statement (such transfer pursuant to Rule 429, if applicable) or file a post-effective amendment converting the Shelf Registration Statement to a short-form Shelf Registration
Statement unless any Holder of Registrable Shares registered under the initial
Shelf Registration Statement notifies the Company within fifteen (15) Business
Days of receipt of the Company notice that such a registration under a short-form Shelf Registration Statement would interfere with its distribution of
Registrable Shares already in progress;

         (b) subject to Section 4(i) hereof, (i) prepare and file with the
Commission such amendments and post-effective amendments to each such
Registration Statement as may be necessary to keep such Registration Statement effective for the period described in Section 4(a) hereof; (ii) cause each
Prospectus contained therein to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 or any similar rule that may be adopted under the Securities Act; and (iii) comply with the provisions of the Securities Act with respect to the disposition of all securities covered by each Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the Selling
Holders thereof;

         (c) furnish to the Selling Holders, without charge, as many copies of each Prospectus, including each preliminary Prospectus, and any amendment or supplement thereto and such other documents as such Selling Holders may reasonably request, in order to facilitate the public sale or other disposition of the Registrable Shares; the Company consents to the use of such Prospectus, including each preliminary Prospectus, by the Selling Holders, if any, in connection with the offering and sale of the Registrable Shares covered by any such Prospectus; provided that such use is in compliance with applicable law;

         (d) use its commercially reasonable best efforts to register or qualify, or obtain exemption from registration or qualification for, all
Registrable Shares by the time the applicable Registration Statement is declared effective by the Commission under all applicable state securities or "blue sky"
laws of such jurisdictions as any Holder of Registrable Shares covered by a
Registration Statement shall reasonably request in writing, keep each such registration or qualification or exemption effective during the period such
Registration Statement is required to be kept effective pursuant to Section 4(a)
and do any and all other acts and things that may be reasonably necessary or advisable to enable such Holder to consummate the disposition in each such jurisdiction of such Registrable Shares owned by such Holder; provided, however, that the Company shall not be required to (except as may be required by the
Securities Act) (i) qualify generally to do business in any jurisdiction or to register as a broker or dealer in such jurisdiction where it would not otherwise be required to qualify but for this Section 4(d), (ii) subject itself to taxation in any such jurisdiction or (iii) submit to the general service of process in any such jurisdiction;

         (e) use its best efforts to cause all Registrable Shares covered by such Registration Statement to be registered and approved by such state insurance regulators as may be necessary to enable the Holders thereof to consummate the disposition of such Registrable Shares;

         (f) notify each Selling Holder promptly and, if requested by any
Holder, confirm such advice in writing (i) when a Registration Statement has become effective, when any post-effective amendments thereto become effective and when supplements thereto are issued, (ii) of the issuance by the Commission or any state securities authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iii) of any request by the Commission or any other federal, state or foreign governmental authority for amendments or supplements to a Registration
Statement or related Prospectus or for additional information, other than comment letters issued by the Commission prior to effectiveness of a
Registration Statement, (iv) of the happening of any event during the period a
Registration Statement is effective as a result of which such Registration
Statement or the related Prospectus or any document incorporated by reference therein contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading (which information shall be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made)
and (v) at the request of any such Selling Holder, promptly to furnish to such
Selling Holder a reasonable number of copies of a supplement to or an amendment of such Prospectus as may be necessary so that, as thereafter delivered to the purchaser of such securities, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

         (g) make every reasonable effort to avoid the issuance of, or if issued, to obtain the withdrawal of, any order enjoining or suspending the use or effectiveness of a Registration Statement or suspending of the qualification
(or exemption from qualification) of any of the Registrable Shares for sale in any jurisdiction, as promptly as reasonably practicable;

         (h) upon request, furnish to each requesting Holder of Registrable
Shares, without charge, at least one conformed copy of each Registration
Statement and any post-effective amendment or supplement thereto (without documents incorporated therein by reference or exhibits thereto, unless requested);

         (i) except as provided in Section 5, upon the occurrence of any event contemplated by Section 4(f)(iv) hereof, use its commercially reasonable best efforts to promptly as reasonably practical prepare a supplement or post-effective amendment to a Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable
Shares, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

         (j) if requested by the representative of the underwriters, if any, or any Holders of Registrable Shares being sold in connection with such offering,
(i) promptly incorporate in a Prospectus supplement or post-effective amendment such information as the representative of the underwriters, if any, or such
Holders reasonably request be included therein and (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as reasonably practicable after the Company has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

         (k) in the case of an Underwritten Offering, use its best efforts to furnish to each Holder of Registrable Shares covered by such Registration
Statement and the underwriters a signed counterpart, addressed to each such
Holder and the underwriters, of: (i) an opinion of counsel for the Company, dated the date of each closing under the underwriting agreement, reasonably satisfactory to such Holder and covering such matters of the type customarily covered by such opinions; and (ii) a "comfort" letter, dated the effective date of such Registration Statement and the date of each closing under the underwriting agreement, signed by the independent public accountants who have certified the Company's financial statements included in such Registration
Statement, covering substantially the same matters with respect to such
Registration Statement (and the Prospectus included therein) and with respect to events subsequent to the date of such financial statements, as are customarily covered in accountants' letters delivered to underwriters in underwritten public offerings of securities and such other financial matters as such Holder and the underwriters may reasonably request;

         (l) enter into customary agreements (including in the case of an
Underwritten Offering, an underwriting agreement in customary form) and take all other action in connection therewith in order to expedite or facilitate the distribution of the Registrable Shares included in such Registration Statement and, in the case of an Underwritten Offering, make representations and warranties to the Holders of Registrable Shares covered by such Registration
Statement and to the underwriters in such form and scope as are customarily made by issuers to underwriters in underwritten offerings and confirm the same to the extent customary if and when requested;

         (m) make available for inspection by representatives of the Holders of the Registrable Shares and the representative of any underwriters participating in any disposition pursuant to a Registration Statement and any special counsel or accountants retained by such Holders or underwriters, all financial and other records, pertinent corporate documents and properties of the Company and cause the respective officers, directors and employees of the Company to supply all information reasonably requested by any such representatives, the representative of the underwriters, counsel thereto or accountants in connection with a
Registration Statement; provided, however, that such records, documents or information that the Company determines, in good faith, to be confidential and notifies such representatives, representative of the underwriters, counsel thereto or accountants are confidential shall be held and treated as confidential and shall not be disclosed by the representatives, representative of the underwriters, counsel thereto or accountants unless (i) the disclosure of such records, documents or information is necessary to avoid or correct a misstatement or omission in a Registration Statement or Prospectus, (ii) the release of such records, documents or information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, or (iii) such records, documents or information have been generally made available to the public;

         (n) use its commercially reasonable best efforts (including, without limitation, seeking to cure any deficiencies within the Company's control cited by the exchange or market in the Company's listing or inclusion application) to list or include all Registrable Shares on the

                                       10

New York Stock Exchange, the American Stock Exchange or The Nasdaq National
Market on which the Common Shares are then listed;

         (o) prepare and file in a timely manner all documents and reports required by the Exchange Act and, to the extent the Company's obligation to file such reports pursuant to Section 13 or 15(d) of the Exchange Act expires prior to the expiration of the effectiveness period of the Registration Statement as required by Section 4(a) hereof, the Company shall register the Registrable
Shares under the Exchange Act and shall maintain such registration through the effectiveness period required by Section 4(a) hereof;

         (p) provide a CUSIP number for all Registrable Shares, not later than the effective date of the Registration Statement;

         (q) (i) otherwise use its commercially reasonable best efforts to comply with all applicable rules and regulations of the Commission, (ii) make generally available to its shareholders, as soon as reasonably practicable, earnings statements covering at least 12 months that satisfy the provisions of
Section 11(a) of the Securities Act and Rule 158 (or any similar rule promulgated under the Securities Act ) thereunder, no later than ninety (90)
days after the end of each fiscal year of the Company and (iii) delay filing any
Registration Statement or Prospectus or amendment or supplement to such
Registration Statement or Prospectus to which any Holder of Registrable Shares covered by such Registration Statement shall have reasonably objected on the grounds that such Registration Statement or Prospectus or amendment or supplement does not comply in all material respects with the requirements of the
Securities Act, such Holder having been furnished with a copy thereof at least two (2) Business Days prior to the filing thereof; provided that the Company may file such Registration Statement or Prospectus or amendment or supplement following such time as the Company shall have made a good faith effort to resolve any such issue with the objecting Holder and shall have advised the
Holder in writing of its reasonable belief that such filing complies in all material respects with the requirements of the Securities Act;

         (r) provide and cause to be maintained a registrar and transfer agent for all Registrable Shares covered by any Registration Statement from and after a date not later than the effective date of such Registration Statement; and

         (s) in connection with any sale or transfer of the Registrable Shares
(whether or not pursuant to a Registration Statement) that will result in the security being delivered no longer being Registrable Shares, cooperate with the
Holders and the representative of the underwriters, if any, to facilitate the timely preparation and delivery of certificates representing the Registrable
Shares to be sold, which certificates shall not bear any transfer restrictive legends if sold pursuant to a Registration Statement, under Rule 144 or to the
Company, and to enable such Registrable Shares to be in such denominations and registered in such names as the representative of the underwriters, if any, or the Holders may request at least two (2) Business Days prior to any sale of the
Registrable Shares.

         The Company may require each Holder of Registrable Shares to furnish to the Company such information regarding itself, the securities of the Company beneficially owned by such Holder and the proposed distribution by such Holder of such Registrable Shares as the Company

                                       11

may from time to time reasonably request in writing or as shall be required to effect the registration of the Registrable Shares. No Holder shall be entitled to be named as a selling shareholder in any Registration Statement, and no
Holder shall be entitled to use the Prospectus forming a part thereof, if such
Holder does not provide such information to the Company.

         Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4(f)(iii) or
4(f)(iv) hereof, such Holder will immediately discontinue disposition of
Registrable Shares pursuant to a Registration Statement until such Holder's receipt of the copies of the supplemented or amended Prospectus. If so directed by the Company, such Holder will deliver to the Company (at the expense of the
Company) all copies in its possession, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Shares current at the time of receipt of such notice.

5.       BLACK-OUT PERIOD

         (a) Subject to the provisions of this Section 5 and a good faith determination by a majority of the Board of Directors of the Company that it is in the best interests of the Company to suspend the use of the Registration
Statement, following the effectiveness of a Registration Statement (and the filings with any international, federal or state securities commissions), the
Company, by written notice to the Selling Holders, may direct the Selling
Holders to suspend sales of the Registrable Shares pursuant to the Registration
Statement for such times as the Company reasonably may determine is necessary or advisable (but in no event for more than an aggregate of sixty (60) days in any twelve (12)-month period commencing on the Closing Date or more than sixty (60)
days in any ninety (90)-day period), if any of the following events shall occur:
(i) an Underwritten Offering by the Company where the Company is advised by the representative of the underwriters for such Underwritten Offering that the sale of Registrable Shares pursuant to the Registration Statement would have a material adverse effect on the Company's primary offering; or (ii) pending negotiations relating to, or the consummation of, a transaction or the occurrence of an event (x) that would require additional disclosure of material information by the Company in the Registration Statement (or such filings) and which has not been so disclosed, (y) as to which the Company has a bona fide business purpose for preserving confidentiality, or (z) that renders the Company unable to comply with Commission requirements, in each case under circumstances that would make it impractical or inadvisable to promptly amend or supplement the Registration Statement on a post-effective basis, as applicable. Upon the occurrence of any such suspension, the Company shall use its best efforts to promptly amend or supplement the Registration Statement on a post-effective basis or to take such reasonable action as is necessary to make resumed use of the Registration Statement compatible with the Company's best interests, as applicable, so as to permit the Holders to resume sales of the Registrable
Shares as soon as possible.

         (b) If the Company suspends the effectiveness of a Registration
Statement pursuant to Section 5(a) hereof (a "Suspension Event"), the Company shall give written notice (a "Suspension Notice") to the Selling Holders to suspend sales of the Registrable Shares and such notice shall state that such suspension shall continue only for so long as the Suspension Event or its effect is continuing and the Company is taking all reasonable steps to terminate suspension of the effectiveness of the Registration Statement as promptly as possible. The Selling Holders

                                       12

shall not effect any sales of the Registrable Shares pursuant to such
Registration Statement (or such filings) at any time after receipt of a
Suspension Notice from the Company and prior to receipt of an End of Suspension
Notice (as defined below). If so directed by the Company, each Selling Holder will deliver to the Company (at the expense of the Company) all copies other than permanent file copies then in such Selling Holder's possession of the
Prospectus covering the Registrable Shares at the time of receipt of the
Suspension Notice. The Selling Holders may recommence effecting sales of the
Registrable Shares pursuant to the Registration Statement (or such filings)
following further notice to such effect (an "End of Suspension Notice") from the
Company, which End of Suspension Notice shall be given by the Company to the
Selling Holders in the manner described above promptly following the conclusion of any Suspension Event and its effect. In the event that the suspension periods would exceed the periods set forth in Section 5(a), the Company shall send notice thereof to the Selling Holders in the manner described above.

         (c) If the Company shall give a Suspension Notice pursuant to this
Section 5, the Company agrees that it shall extend the period of time during which the Registration Statement shall be maintained effective pursuant to this
Agreement by the number of days during the period from the date on which the
Selling Holders shall have received the Suspension Notice to and including the date when Selling Holders shall have received the End of Suspension Notice and copies of the supplemented or amended Prospectus necessary to resume sales.

6.       INDEMNIFICATION AND CONTRIBUTION

         (a) The Company agrees to indemnify and hold harmless (i) each Holder of Registrable Shares, (ii) each Person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange
Act), any such Person (any of the Persons referred to in this clause (ii) being hereinafter referred to as a "Controlling Person"), and (iii) the respective officers, directors, partners, Affiliates, members, managers, shareholders, beneficiaries, trustees, employees, representatives and agents of any such
Person referred to in clause (i) or any Controlling Person (any Person referred to in clause (i), (ii) or (iii) may hereinafter be referred to as an "Purchaser
Indemnitee"), to the fullest extent lawful, from and against any and all losses, claims, damages, judgments, actions, out-of-pocket expenses and other liabilities (collectively, the "Liabilities"), including without limitation and as incurred, reimbursement of all reasonable costs of investigating, preparing, pursuing or defending any claim or action, or any investigation or proceeding by any governmental agency or body, commenced or threatened, including the reasonable fees and expenses of counsel to any Purchaser Indemnitee, joint or several, directly or indirectly related to, based upon, arising out of or in connection with any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus or any amendment thereof or supplement thereto, or any preliminary Prospectus or any other document prepared by or on behalf of the Company and used to sell any securities of the Company, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as such Liabilities are caused by, (y) any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to a Purchaser Indemnitee furnished to the Company in writing by such Purchaser Indemnitee expressly for use therein or (z) any untrue statement contained in or omission from a Prospectus

                                       13

if a copy of the Prospectus (as then amended or supplemented, if the Company shall have furnished to or on behalf of a Holder participating in the distribution relating to the relevant Registration Statement any amendments or supplements thereto) was not sent or given by or on behalf of such Holder, after the Company has furnished such Holder a reasonably sufficient number of copies of the same, to the Person asserting any such Liabilities who purchased Common
Shares, if such Prospectus as amended or supplemented is required by law to be sent or given, or the Company requests that it be sent or given (providing a reasonable amount of time to fulfill such request), at or prior to the written confirmation of the sale of such Common Shares to such Person, and the untrue statement contained in or omission from the Prospectus was corrected in such
Prospectus as amended or supplemented. The Company shall notify the Holders promptly of the institution, threat or assertion of any claim, proceeding
(including any governmental investigation), or litigation of which it shall have become aware in connection with the matters addressed by this Agreement which involves the Company or a Purchaser Indemnitee. The indemnity provided for herein shall remain in full force and effect regardless of any investigation made by or on behalf of any Purchaser Indemnitee and shall survive the transfer of any Registrable Securities by a Purchaser Indemnitee.

         (b) In connection with any Registration Statement in which a Holder of
Registrable Shares is participating, such Holder agrees, severally and not jointly, to indemnify and hold harmless the Company, each Person who controls the Company within the meaning of Section 15 of the Securities Act or Section
20(a) of the Exchange Act (a "Company Controlling Person") and the respective partners, directors, officers, Affiliates, members, representatives, employees and agents of such Person or Company Controlling Person to the same extent as the foregoing indemnity from the Company to each Holder, but only to the extent of Liabilities caused by untrue statements or omissions or alleged untrue statements or omissions made in reliance upon and in strict conformity with information relating to such Holder furnished to the Company in writing by such
Holder expressly for use in any Registration Statement or Prospectus, any
amendment or supplement thereto, or any preliminary Prospectus. The liability of any Holder pursuant to this paragraph shall in no event exceed the net proceeds received by such Holder from sales of Registrable Shares giving rise to such obligations.

         (c) If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any Person in respect of which indemnity may be sought pursuant to paragraph (a)
or (b) above, such Person (the "Indemnified Party"), shall promptly notify the
Person against whom such indemnity may be sought (the "Indemnifying Party"), in writing of the commencement thereof (but the failure to so notify an
Indemnifying Party shall not relieve it from any liability which it may have under this Section 6, except to the extent the Indemnifying Party is materially prejudiced by the failure to give notice), and the Indemnifying Party, upon request of the Indemnified Party, shall retain counsel reasonably satisfactory to the Indemnified Party to represent the Indemnified Party and any others the
Indemnifying Party may reasonably designate in such proceeding and shall pay the reasonable fees and expenses of such counsel related to such proceeding.
Notwithstanding the foregoing, in any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party, unless (i) the
Indemnifying Party and the Indemnified Party shall have mutually agreed in writing to the contrary, (ii) the Indemnifying Party failed within a reasonable time after notice of commencement of the action to assume the defense and employ counsel

                                       14

reasonably satisfactory to the Indemnified Party, (iii) the Indemnifying
Party and its counsel do not actively and vigorously pursue the defense of such action or (iv) the named parties to any such action (including any impleaded parties), include both such Indemnified Party and the Indemnifying Party, or any
Affiliate of the Indemnifying Party, and such Indemnified Party shall have been reasonably advised by counsel that, either (x) there may be one or more legal defenses available to it which are different from or additional to those available to the Indemnifying Party or such Affiliate of the Indemnifying Party or (y) a conflict may exist between such Indemnified Party and the Indemnifying
Party or such Affiliate of the Indemnifying Party (in which case the
Indemnifying Party shall not have the right to assume nor direct the defense of such action on behalf of such Indemnified Party, it being understood, however, that the Indemnifying Party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel), for all such Indemnified Parties, which firm shall be designated in writing by those Indemnified Parties who sold a majority of the
Registrable Shares sold by all such Indemnified Parties and any such separate firm for the Company, the directors, the officers and such control Persons of the Company as shall be designated in writing by the Company. Counsel for the
Indemnified Party and the Indemnifying Party will cooperate with each other to conduct the defense of such action or proceeding as efficiently as possible. The
Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Party agrees to indemnify any Indemnified Party from and against any loss or liability by reason of such settlement or judgment and to the extent covered by Section 6(a). No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such
Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such proceeding.

         (d) If the indemnification provided for in paragraphs (a) and (b) of this Section 6 is for any reason held to be unavailable to an Indemnified Party in respect of any Liabilities referred to therein (other than by reason of the exceptions provided therein) or is insufficient to hold harmless a party indemnified thereunder, then each Indemnifying Party under such paragraphs, in lieu of indemnifying such Indemnified Party thereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Liabilities in such proportion as is appropriate to reflect the relative fault of the
Indemnifying Party(ies), on the one hand, and the Indemnified Party, on the other hand, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and any Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by such Holder and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         (e) The parties agree that it would not be just and equitable if contribution pursuant to this Section 6 were determined by pro rata allocation
(even if such indemnified parties were

                                       15

treated as one entity for such purpose), or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph 6(d) above. The amount paid or payable by an Indemnified Party as a result of any Liabilities referred to paragraph 6(d) shall be deemed to include, subject to the limitations set forth above, any reasonable legal or other expenses actually incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6, in no event shall a Holder be required to contribute any amount in excess of the amount by which proceeds received by such
Holder from sales of Registrable Shares exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. For purposes of this
Section 6, each Purchaser Indemnitee shall have the same rights to contribution as each Holder of Registrable Securities, and each Person, if any, who controls
(within the meaning of Section 15 of the Act or Section 20(a) of the Exchange
Act) the Company, and each officer, director, partner, employee, representative, agent or manager of the Company shall have the same rights to contribution as the Company. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties, notify each party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 6 or otherwise, except to the extent that any party is materially prejudiced by the failure to give notice. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the
Securities Act), shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

         (f) The indemnity and contribution agreements contained in this Section
6 will be in addition to any liability which the indemnifying parties may otherwise have to the indemnified parties referred to above. The Holders'
obligations to contribute pursuant to this Section 6 are several in proportion to the respective number of shares sold by each of the Holders pursuant to a
Registration Statement hereunder and not joint.

7.       MARKET STAND-OFF AGREEMENT

         Each Holder hereby agrees that it shall not, to the extent requested by the Company or an underwriter of securities of the Company, sell or otherwise transfer or dispose of any Registrable Shares or other Common Share or any securities convertible into or exchangeable or exercisable for Common Shares then owned by such Holder (other than to donees, beneficiaries, Affiliates, shareholders, members or partners of the Holder who agree to be similarly bound)
within one hundred eighty (180) days following the effective date of an IPO
Registration Statement of the Company filed under the Securities Act; provided, however, that:

         (a) with respect to the 180-day restriction that follows the effective date of an IPO Registration Statement, such agreement shall be applicable only to the first such Registration Statement of the Company that covers securities to be sold on its behalf to the public in an Underwritten Offering but not to
Registrable Shares sold pursuant to such Registration Statement;

                                       16

         (b) all executive officers and directors of the Company then holding
Common Shares or securities convertible into or exchangeable or exercisable for
Common Shares shall have entered into similar agreements. Nothing in this
Agreement shall prevent the exercise of options or warrants to purchase Common
Shares; and

         (c) this Section 7 is not applicable if a "Shelf Registration
Statement" (as such term is defined in the Initial Purchaser Agreement) of the
Company filed under the Securities Act has been declared effective prior to the filing of an IPO Registration Statement.

         In order to enforce the foregoing covenant, the Company shall have the right to place restrictive legends on the certificates representing the securities subject to this Section 7 and to impose stop transfer instructions with respect to the Registrable Shares and such other securities of each Holder
(and the securities of every other Person subject to the foregoing restriction)
until the end of such period.

         Notwithstanding anything in the foregoing to the contrary, in the event that FBR releases any of the securities of a holder subject to Section 7 of the
Initial Purchaser Agreement in accordance with Section 7(d) thereof, then all of the securities of a Holder subject to Section 7 of this Agreement shall be simultaneously released from the restrictions of this Section 7 without any further action required on the part of any Holder.

8.       TERMINATION OF THE COMPANY'S OBLIGATION

         The Company shall have no obligation pursuant to this Agreement with respect to any Registrable Shares proposed to be sold by a Holder in a registration pursuant to this Agreement if, in the opinion of counsel to the
Company (which counsel shall be reasonably acceptable to Holder), all such
Registrable Shares proposed to be sold by a Holder may be sold pursuant to Rule
144(k) under the Securities Act.

9.       NO INCONSISTENT RIGHTS

         The Company will not hereafter enter into any agreement with respect to its securities which is inconsistent with the rights granted to the holders of
Registrable Securities in this Agreement. The Company is not a party to any agreement, with respect to any of its securities, granting any registration rights to any person, which agreement is or may be inconsistent with the rights granted to the holders of Registrable Securities in this Agreement and is in effect on the date hereof or the Effective Date.

10.      MISCELLANEOUS

         (a) Remedies. In the event of a breach by the Company of any of its obligations under this Agreement, each Holder of Registrable Shares, in addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. Subject to Section 6, the Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agree that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

                                       17

         (b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given, without the written consent of the Company and Holders beneficially owning not less than fifty percent (50%) of the then outstanding Registrable
Shares. No such amendment shall be effective to the extent that it applies to fewer than all of the Holders of the Registrable Securities. Notwithstanding the
foregoing, a waiver or consent to or departure from the provisions hereof with respect to a matter that relates exclusively to the rights of a Holder whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect, impair, limit or compromise the rights of other
Holders may be given by such Holder; provided that the provisions of this sentence may not be amended, modified or supplemented except in accordance with the provisions of the immediately preceding sentence.

         (c) Notices. All notices and other communications, provided for or permitted hereunder shall be made in writing by delivered by facsimile (with receipt confirmed), overnight courier or registered or certified mail, return receipt requested, or by telegram:

             (i) if to the Investor, at c/o Capital One Financial Corporation,
         1680 Capital One Drive, McLean, VA 22102 (facsimile: 703-720-1186) with a copy to Wilmer Cutler Pickering LLP, 2445 M Street NW, Washington DC
         20037, Attn: Mark A. Dewire (facsimile: 202-663-6363); and

             (ii) if to the Company, at the offices of the Company, Cumberland
         House, 1 Victoria Street, Hamilton HM 11, Bermuda, Attention: Tobey J.
         Russ, with a copy to Amar Budarapu, Esq., Baker & McKenzie, 2300
         Trammell Crow Center, 2001 Ross Avenue, Dallas, Texas 75201 (facsimile:
         214-978-3099).

         (d) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto, including, without limitation and without the need for an express assignment or assumption, subsequent Holders of Registrable Shares.

         (e) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, manually or by facsimile. Each counterpart when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         (f) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         (g) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE
AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF
CONFLICTS OF LAW. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY SUBMITS TO THE
JURISDICTION OF ANY STATE COURT IN THE STATE OF NEW YORK OR ANY FEDERAL COURT
SITTING IN NEW YORK IN RESPECT OF ANY SUIT,

                                       18

ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND
IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND
UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. EACH OF THE PARTIES
HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER
APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF
THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND
ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS
BEEN BROUGHT IN AN INCONVENIENT FORUM.

         (h) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties hereto that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

         (i) Entire Agreement. This Agreement is intended by the parties hereto as a final expression of their agreement, and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein.

         (j) Registrable Shares Held by the Company or its Affiliates. Whenever
the consent or approval of Holders of a specified percentage of Registrable
Shares is required hereunder, Registrable Shares held by the Company or its
Affiliates shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

         (k) Further Assurances. Each of the parties agrees to do such further acts and things or cause to be performed such further acts and things, including, without limitation, execute and deliver, or cause to be executed and delivered, such agreements and other documents, as any other party hereto shall reasonably require or deem advisable to effectuate the purposes of this
Agreement or to better assure or confirm its rights and remedies hereunder.

         (l) Survival. This Agreement is intended to survive the consummation of the transactions contemplated by the Stock Purchase Agreement. The indemnification and contribution obligations under Section 6 of this Agreement shall survive the termination of the Company's obligations under Section 2 and
Section 8 of this Agreement.

         (m) Effective Date. This Agreement shall be effective as of February 1,
2004 (the "Effective Date").

                  [Remainder of page intentionally left blank.]

                                       19

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                    QUANTA CAPITAL HOLDINGS LTD.

                                    By:/s/ Tobey J. Russ
                                       -----------------
                                       Name:  Tobey J. Russ
                                       Title: President and Chief Executive
                                              Officer

                                    THE NIGEL W. MORRIS REVOCABLE TRUST

                                    By:/s/ Nigel W. Morris
                                       -------------------
                                       Name:  Nigel W. Morris
                                       Title:

                [Signature Page to Registration Rights Agreement]